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Exhibit 23

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 333-61220) of Equity Oil Company of our report dated March 13, 2003 relating to the financial statements, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

Salt Lake City, Utah
March 19, 2003

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  Exhibit 23